UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South

Houston, TX 77027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 850-1010

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.25)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01	Other Events.

Landry’s Restaurants, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) for revised earnings per share information.

In June 2008, the Financial Accounting Standards Board issued Staff Position No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (the “FSP”). The provisions of the FSP were effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted the FSP on January 1, 2009. In accordance with the FSP, unvested equity-based awards that contain non-forfeitable rights to dividends are considered to participate with common shareholders in undistributed earnings. As a result, the awards are required to be included in the calculation of basic earnings per common share pursuant to the “two-class” method. The Company’s participating securities are comprised of unvested restricted stock. These participating securities, prior to application of the FSP, were excluded from weighted-average common shares outstanding in the calculation of basic earnings per common share. The basic and diluted earnings per share amounts have been retroactively adjusted for all periods presented.

These revisions have no effect on the Company’s reported net income for any reporting period and have no effect on the Company’s financial condition.

The Company has adjusted in Exhibits 99.1 and 99.2 to this report the following financial information contained in the 2008 Form 10-K to reflect the Company’s retroactive application of the FSP:

-	Selected Financial Data

-	Financial Statements

The revised sections of our 2008 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2008 Form 10-K filed on March 16, 2009. This report should be read in conjunction with our 2008 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data (adjusted to reflect the retroactive application of the FSP)

99.2	Financial Statements (adjusted to reflect the retroactive application of the FSP)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry’s Restaurants, Inc.

By:	/s/ Steven L. Scheinthal
Name:	Steven L. Scheinthal
Title:	EVP & General Counsel

DATED: June 15, 2009

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data (adjusted to reflect the retroactive application of the FSP)

99.2	Financial Statements (adjusted to reflect the retroactive application of the FSP)